                                                                  Exhibit (a)(2)

                              LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                               ASA Holdings, Inc.

                        Pursuant to the Offer to Purchase

                             dated February 22, 1999

                                       of

                                 Delta Sub, Inc.

                     a wholly-owned, indirect subsidiary of

                              Delta Air Lines, Inc.

--------------------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON FRIDAY, MARCH 19, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                To: Harris Trust Company of New York, Depositary

           By Mail:              By Facsimile:       By Hand/Overnight Delivery:

      Wall Street Station        (212) 701-7636            Receive Window
         P.O. Box 1023                                   Wall Street Plaza
 New York, New York 10268-1023                       88 Pine Street, 19th Floor
                                                      New York, New York 10005


                           For Information Telephone:
                                 (212) 701-7624


     Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than as set forth above will not constitute a valid delivery to the Depositary.

     This Letter of Transmittal is to be used if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares."

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                         DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------------------------------
        Name(s) and Address(es) of Registered Holder(s)                      Shares Tendered
                  (Please fill in, if blank)                      (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------------------
                                                            Certificate      Total Number of      Number of
                                                             Number(s)*    Shares Represented       Shares
                                                                           by Certificate(s)*     Tendered**
                                                          ----------------------------------------------------

                                                          ----------------------------------------------------

                                                          ----------------------------------------------------

                                                          ----------------------------------------------------

                                                          ----------------------------------------------------
                                                            Total Shares
---------------------------------------------------------------------------------------------------------------

-------------
*    Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  -------------------------------------------
     Account No. at The Depository Trust Company
                                                -----------------------------
     Transaction Code No.
                         ----------------------------------------------------

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Shareholder(s)
                                        -------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       ----------------------

     Name of Institution which Guaranteed Delivery
                                                  ---------------------------

     If delivery is by book-entry transfer:
          Name of Tendering Institution
                                       --------------------------------------

     Account No. at The Depository Trust Company
                                                -----------------------------

     Transaction Code No.
                         ----------------------------------------------------

                                 -------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Delta Sub, Inc., a Georgia corporation ("Delta Sub") and a wholly-owned, indirect subsidiary of Delta Air Lines, Inc., a Delaware corporation, the above-described shares of common stock, $0.10 par value per share (the "Shares"), of ASA Holdings, Inc., a Georgia corporation ("ASA"), pursuant to Delta Sub's offer to purchase all outstanding Shares at a price of $34.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 22, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Delta Sub reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Delta Sub all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other non-cash dividends, distributions, rights and other securities issued or issuable in respect thereof on or after February 15, 1999) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Delta Sub, (b) present such Shares (and all such other Shares or securities) for transfer on the books of ASA and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Maurice W. Worth, John N. Selvaggio, Edward H. West and Dean C. Arvidson, and each of them, and any other assignees of Delta Sub, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Delta Sub prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 15, 1999), at any meeting of shareholders of ASA (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Delta Sub in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after February 15, 1999), and that, when the same are accepted for payment by Delta Sub, Delta Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Delta Sub to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and Delta Sub upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Delta Sub has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Delta Sub does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 5, 6, 7 and 8)

     To be completed ONLY if the check for the price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.


Issue   [_]  check
        [_]  certificates to:

Name
        ................................................
                        (Please Print)
Address
          ..............................................

 ........................................................
                                             (Zip Code)

 ........................................................
              (Taxpayer Identification No. or Social Security No.)
                    (also complete substitute Form W-9 below)
--------------------------------------------------------------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 5, 6, 7 and 8)


     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).


Mail   [_]   check
       [_]   certificates to:

Name
       -------------------------------------------------
                        (Please Print)
Address
         -----------------------------------------------

--------------------------------------------------------
                                             (Zip Code)



--------------------------------------------------------------------------------

          --------------------------------------------------------------
                                  SIGN HERE (2)
                   (Please complete Substitute Form W-9 below)

             ........................................................

             ........................................................
                             Signature(s) of Owners
             Dated                                          , 199__
                       ......................................
             Name(s)
                       ..............................................

             ........................................................
                                 (Please Print)
             Capacity (full title)
                                  ...................................
             Address
                       ..............................................

             ........................................................
                               (Include Zip Code)
             Area Code and Telephone Number
                                                .....................
             (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s)
             authorized to become registered holder(s) by
             certificates and documents transmitted herewith.
             If signature is by a trustee, executor,
             administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set
             forth full title and see Instruction 5.)
                           Guarantee of Signatures(s)
                     (If required; see Instructions 1 and 5)
             Name of Firm
                         ............................................
             Authorized
             Signature
                               ......................................
             Dated                                          , 1999
                    .........................................

          --------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                    Part I  Taxpayer Identification No.-- For All Accounts                Part II For Payees Exempt
   FORM W-9                                                                                                    From Backup
                                                                                                               With-holding (see
                                                                                                               enclosed Guidelines)
                               ..........................................................................
   Department of the Treasury  Enter your taxpayer identification     ---------------------------------
   Internal Revenue Service    number in the appropriate box. For
                               most individuals and sole              ---------------------------------
                               proprietors, this is your Social       Social Security Number
                               Security Number. For other entities,
   Payer's Request for         it is your Employer Identification                  OR
   Taxpayer Identification     Number. If you do not have a number,
   No.                         see "How to Obtain a TIN" in the
                               enclosed Guidelines                    ---------------------------------
                               Note: If the account is in more than
                               one name, see the chart on page 2 of   ---------------------------------
                               the enclosed Guidelines to determine   Employee Identification Number
                               what number to enter.

   ----------------------------------------------------------------------------------------------------------------------------
   Certification -- Under penalties of perjury, I certify that:

   (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
        and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
        Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

   (2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

   (3)  Any information provided on this form is true, correct and complete.

   -------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE                                            DATE                                                                  ,1999
            ------------------------------------------      -------------------------------------------------------------------

   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
         THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
         FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares." Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date (as defined in the Offer to Purchase).

     Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Delta Sub must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares."

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution as defined in Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Delta Sub of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Delta Sub will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Delta Sub pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

                            The Information Agent is:

                               Morrow & Co., Inc.


                                 445 Park Avenue
                                    5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                           Call Collect (212) 754-8000

                         Banks and Brokers Please Call:
                                 (800) 662-5200




                             The Dealer Manager is:

                              Goldman, Sachs & Co.
                                 85 Broad Street
                            New York, New York 10004
                          (212) 902-1000 (Call Collect)
                           (800) 323-5678 (Toll Free)